Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

ProShares USD Covered Bond (the “Fund”)

Supplement dated December 27, 2013

to the Fund’s summary prospectus and prospectus dated October 1, 2013, as supplemented (together, the “Prospectuses”)

The Board of Trustees of ProShares Trust (the “Trust”) has approved a new index provider, Solactive AG, for the Fund’s target index (the “Index”). Solactive AG was chosen after BNP Paribas, the current Index provider, informed the Trust that as of January 31, 2014, it intends to cease compilation and publication of the Index. Effective on or about January 15, 2014, Solactive AG is expected to take over the operation of the Index, which will be renamed the Solactive Diversified USD Covered Bond Index™. The methodology for the Index will remain the same in all material respects.

Please retain this supplement for future reference.